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                             FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 26, 1994




              First Financial Corporation
______________________________________________________
(Exact name of registrant as specified in its charter)




Wisconsin                     0-11889                39-1471963
____________________________________________________________________
(State or other              (Commission           (IRS Employer
jurisdiction of              File Number)        Identification No.)
incorporation)



1305 Main Street
Stevens Point, Wisconsin                                  54481
___________________________________________________________________
(Address of principal executive office)                (Zip Code)



Registrant's telephone number, including area code: (715) 341-0400
                                                    _______________



                      Not applicable
_____________________________________________________________
(Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On May 26, 1994, First Financial Corporation (the
         "Company") announced declaration of quarterly dividends and establishment of reserves in connection with certain mortgage-backed securities. A copy of that press release is attached as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits

         (c)(99) Press Release dated May 26, 1994.


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                            SIGNATURES



         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FINANCIAL CORP.
                                  __________________________
                                  (Registrant)



                                  By   /s/ John C. Seramur
                                  __________________________
                                      John C. Seramur
                                      President and Chief
                                        Executive Officer


Dated:  May 26, 1994



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                           EXHIBIT INDEX

EXHIBITS                                            PAGE

99            Press Release dated May 26, 1994      E-1

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